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The Mexico Fund, Inc.

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  Directors:

  Juan Gallardo T. -- Chairman
  Philip Caldwell
  Jose Luis Gomez Pimienta
  Claudio X. Gonzalez
  Robert L. Knauss
  Jaime Serra Puche
  Emilio Carrillo Gamboa

  Officers:

  Jose Luis Gomez Pimienta -- President
  Samuel Garcia-Cuellar -- Secretary
  Alberto Osorio -- Treasurer
  Carlos H. Woodworth -- Corporate Governance
                    Vice President
  Eduardo Solano -- Investor Relations
                Vice President
  Allan S. Mostoff -- Assistant Secretary
  Sander M. Bieber -- Assistant Secretary

  Investment Adviser --

  Impulsora del Fondo Mexico, S.A. de C.V.

  Custodian --

  BBVA Bancomer, S.A.
  Comerica Bank

  Transfer Agent and Registrar --

  American Stock Transfer & Trust Company

  Counsel --

  Dechert
  Creel, Garcia-Cuellar y Muggenburg, S.C.

  Independent Accountants --

  PricewaterhouseCoopers LLP

This report, including the financial statements herein, is transmitted to shareholders of The Mexico Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.


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                                   [LOGO] FM


                                  The Mexico
                                  Fund, Inc.


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                                 Annual Report
                               October 31, 2002

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                            [LOGO} Mexico Fund Logo

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                             www.themexicofund.com
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The Mexico Fund, Inc.
Annual Report
October 31, 2002
Highlights


  The Fund's fiscal year 2002 ended October 31, 2002.

   . After a year of recession, the Mexican economy began to show signs of recovery, as gross domestic product (GDP) increased 2.1% and 1.8% during the second and third calendar quarters of 2002, respectively.

   . During this fiscal year, some of the most important factors that affected the performance of international stock markets, including the Mexican Bolsa, were: the crisis of confidence among investors; the deceleration of world economies; and concerns surrounding possible terrorist attacks throughout the world.

   . The Fund's market price per share increased 3.5% during the fiscal year while the IFCG Mexico Index, the Fund's benchmark, fell 4.3% and the Fund's net asset value (NAV) per share decreased 5.2% during the same period.

   . The Fund's Board of Directors has approved a strategic decision to invest significant portions of the Fund's resources in attractive small- and medium-sized Mexican companies not easily available abroad. Accordingly, beginning in November 2002, the Board has considered the adoption of a a new benchmark to better measure the Fund's future performance. Please see inside for details.

   . During this fiscal year, the implementation of the Fund's in-kind repurchase offer policy resulted in a narrowing of the discount between the Fund's market price and NAV per share. At October 31, 2002 the discount was 5.7%, compared with a discount of 10.5% at the end of calendar year 2001 and 12.0% one year ago.

   . The Mexican currency market has shown some volatility and the Central Bank continues to implement a restrictive monetary policy to allow inflation to remain under control.

   . The Fund's Board of Directors has declared a stock dividend of $1.793 per share, payable on January 28, 2003, to shareholders of record on December 23, 2002. Fund shareholders will receive the dividend in additional shares of common stock of the Fund unless they elect to receive a cash payment.

   . The Fund conducted its second in-kind repurchase offer during October
     2002. A total of 4,037,736 shares were repurchased, equivalent to approximately 20% of the Fund's total outstanding shares.

   . Participation in the Fund's in-kind repurchase offers is not mandatory.
     The repurchase offers are not part of a plan to liquidate the Fund. The Fund's shares continue to be traded on the New York Stock Exchange (NYSE) during the in-kind repurchase offers.

   . The Fund's next in-kind repurchase offer is scheduled to commence
     December 30, 2002 and to expire on January 22, 2003. The Fund will offer to repurchase up to 5% of its outstanding shares in exchange for a pro-rata portion of the Fund's portfolio securities.

  The Mexico Fund, Inc. is a non-diversified closed-end management investment company with the investment objective of long-term capital appreciation through investments in securities, primarily equity, listed on the Mexican Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed non-diversified portfolio as part of their overall investment program.

  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

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The Mexico Fund, Inc.
To Our Shareholders:
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We are pleased to present to you the Fund's 2002 Annual Report. During this fiscal year, your Fund took a series of important and creative initiatives to enhance shareholder value, with favorable results that helped to mitigate the negative impact from a soft U.S. economy and declining international stock markets. In this report, among other important issues, we summarize what we believe to be the period's prevailing economic and market conditions in Mexico, outline the investment strategy approved by the Fund's Board of Directors, which is being implemented by the investment adviser, consistent with the general investment policies and objective of the Fund, and its resulting performance. We hope you find this report to be useful and informative.

Economic Environment

Mexico's economy has started to show signs of recovery as the gross domestic product (GDP) increased 1.8% during the third quarter of calendar year 2002 when compared with the same period of 2001. This is the second consecutive quarterly increase following a year of declining economic activity. The strongest sectors of the economy were: electricity, gas and water, which grew 4.1%; financial services, up 3.9%; transportation, up 3.5%; commerce, restaurants and hotels, up 1.9%; construction, up 1.6%; personal services, up 1.6%; manufacturing, up 0.2%; and the primary sector, composed of agriculture, fishery and livestock, up 1.6%. The only sector of the economy that contracted during this period was mining, which decreased 0.6%. Although Mexico's economy continues to be vulnerable to a turndown of the U.S. economy, economists surveyed by Mexico's Central Bank estimate that positive GDP growth of 1.5% will be registered during 2002 and approximately 3.4% during 2003.

The currency market has been volatile since late April as a result of the escalating crisis of confidence in international capital markets, concerns around the result of the presidential elections in Brazil and the risk of a strike at Pemex, Mexico's government-owned oil monopoly (which was finally resolved favorably at the end of September). The exchange rate of the Mexican peso against the dollar increased 9.7% during the Fund's 2002 fiscal year, when it ended at a level of Ps. 10.1552. At the same time, Mexico's inflation rate reached 5.4% for the twelve months ended November 30, 2002, and the Central Bank continues to implement a restrictive monetary policy to mitigate the inflationary impact of a weaker Mexican currency, in an effort to meet an inflation target of 4.5% by the end of this year, which seems difficult to achieve given the current level and the possibility of higher inflation rates during the Christmas season. For year 2003, the Central Bank is aiming at achieving a 3% inflation rate.

The combination of moderate inflation rates, the upgrading of the credit rating of Mexico's sovereign debt, the slow Mexican economy and low levels of U.S. interest rates all contributed to Mexican interest rates reaching historically low levels during this fiscal year 2002, when yields of 28-day Cetes (treasury bills) declined to 5.28% during April. Since then, however, interest rates have increased to 6.81% at the end of November, as a result of continued volatility in international markets, a restrictive monetary policy and the recent depreciation of the Mexican currency.

Mexico continues to be the second largest trade partner of the United States only after Canada. Total trade between Mexico and the United States amounted to $233 billion during 2001, a modest decrease from $247.6 billion in 2000. During the first nine months of 2002, total trade between Mexico and the U.S. was $172.8 billion, with a trade balance surplus for Mexico of $28.1 billion.

Fund's Performance & Portfolio Strategy

As previously mentioned, the recent negative performance of international stock markets extended

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to Mexico as well, resulting in a decline in the Fund's benchmark, the IFCG
Mexico Index, of 4.3% in U.S. dollar terms during the fiscal year. The Fund's NAV had a decline of 5.2% which was buffeted, in part, by the Fund's repurchase offer which closed in June 2002. In contrast, the Fund's market price per share increased 3.5% during the same period. The Fund's investment adviser believes that as the Mexican economy seems to be returning to an expansion period, the valuation of the market could improve, resulting in increasing returns to investors.

The implementation of the Fund's in-kind repurchase offer policy has resulted in a narrowing of the discount between the Fund's market price and NAV per share. At October 31, 2002 the discount was 5.7%, compared with a discount of 10.5% at the end of calendar year 2001 and 12.0% one year ago.

During the last quarter of this fiscal year, following approval by the Board of Directors, the Fund's investment adviser continued reallocating assets of the Fund from large companies of the communications and cement sectors to small- and medium-sized firms that, although listed on the Bolsa, are not easily available to foreign investors through ADRs or similar instruments traded abroad. These eleven companies, which at the end of this fiscal year represented 14.56% of the Fund's net assets, were selected because of their financial strength, including attractive and healthy profitability and leverage ratios, as well as because of their attractive growth potential. Additionally, their current valuations, solid management and outlook for coming periods were considered. Many of these companies' shares trade at volumes lower than those of shares of the Fund's largest portfolio holdings. The Fund's investment adviser intends to continue accumulating positions in these companies in the near future. The companies recently added to the Fund's portfolio are Apasco (cement), KOF, Arca and Contal (beverages), Imsa and Tamsa (steel), Gsanbor and Soriana (retail), Vitro (glass), Desc (holding) and Geo (housing). For similar reasons, the Fund also increased its investments in Ara (housing), Alfa (holding), Bimbo (food products), CIE (entertainment), Gcarso (holding), Gfinbur and Gfnorte (financial).

Consistent with the new portfolio composition of the Fund, beginning in November 2002, the Board has considered the adoption of a new benchmark to better measure the Fund's future performance. The proposed new benchmark is a blended and weighted average index of the Fund's current benchmark, the IFCG Mexico Index, which would comprise 40% of the new benchmark's total value, and the Bolsa's Index of Medium Capitalization Companies (IMC-30 Index), which would account for the remaining 60% of the new benchmark. The Board believes that this composite benchmark will better reflect the anticipated portfolio composition of the Fund as the Fund continues to reallocate assets consistent with the above-mentioned portfolio strategy. The Board intends to test this proposed new benchmark over the next several months while still employing the IFCG Mexico Index to measure the Fund's performance. The Board intends to adopt the proposed new benchmark if it determines that this composite index better reflects the Fund's new portfolio composition.

This Report includes, for your reference, a summary description of the Fund's recently acquired companies and the Fund's ten largest holdings. The Fund's investments are categorized according to the sector classification provided by the Mexican Stock Exchange.

The Fund has adopted a concentration policy that permits it to concentrate its investments in any industry or group of industries in the IPC Index (or any successor or comparable index as determined by the Board of Directors to be an appropriate measure of the Mexican market) if, at the time of investment, such industry represents 20% or more of the IPC Index; provided, however, that the Fund will not exceed the IPC Index concentration by more than 5%.

Currently, the only industry group that represents 20% or more of the value of the securities included in the IPC Index is the communications industry group. This industry category includes local, long-distance, and cel-

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lular telephone companies, as well as broadcast and media companies.
Approximately 87.5% of this industry group is comprised of stocks of telecommunications companies. During the fourth fiscal quarter, the Fund's investment adviser reduced its market weighting of the communications sector from 31.5% at the end of July 2002 to 24.4% at the end of this fiscal year. This is compared with the communications industry group's weighting of approximately 38.3% of the IPC Index. The Fund's investment adviser will continue to evaluate the concentration in this industry and may choose not to concentrate in this industry group in the future or to concentrate in other industries subject to the concentration policy described above.

Declaration of Dividend

The Fund's Board of Directors has declared a stock dividend of $1.793 per share, payable on January 28, 2003, to shareholders of record on December 23, 2002. Fund shareholders will receive the dividend in additional shares of common stock of the Fund unless they elect to receive a cash payment. This dividend is comprised of $1.340 per share of long-term capital gains, and $0.453 per share of net investment income. This dividend is the third largest ever paid by the Fund and is equivalent to approximately 11.3% of the Fund's net asset value per share on October 31, 2002. No Mexican withholding tax is applicable to this dividend. A separate notice has been sent to shareholders with details regarding the stock dividend, which should be reviewed carefully. As part of their commitment and support to the Fund, all Directors have chosen to receive their dividend in stock. Shareholders not desiring to receive this dividend in additional Fund shares must notify the Fund's transfer agent, American Stock Transfer and Trust Company, no later than 4:00 pm (EST) on January 13, 2003. Although the Fund has enacted a Dividend Reinvestment Plan, the terms of this plan do not apply to stock dividends like the one to be paid on January 28, 2003.

In-kind Repurchase Offers

On March 6, 2002, the Fund announced Board approval of a policy to conduct periodic in-kind repurchase offers at no less than 98% of NAV for up to 100% of the Fund's outstanding shares. This policy is intended to provide additional liquidity to Fund shares and to reduce the discount at which Fund shares have been trading on the NYSE.

The implementation of the Fund's in-kind repurchase policy has contributed to a significant market discount reduction. The discount has fluctuated at levels of around 7% since the policy was announced, and even reached a level of 3.5%, significantly lower than the double digit levels previously registered, which peaked at 33% two years earlier. Your Fund continues to provide a convenient professionally managed product for investing in Mexico.

On October 7, 2002, the Securities and Exchange Commission granted the Fund's exemptive application which allows the Fund to conduct periodic in-kind repurchase offers for between 1% and 100% of the Fund's outstanding shares under the Investment Company Act of 1940. Under the terms of the exemptive application, the Fund's periodic repurchase offers will be less expensive and complicated than conducting the repurchase offers as tender offers under the Securities Exchange Act of 1934.

The Fund's second in-kind repurchase offer expired on October 31, 2002. A total of 4,037,736 shares were repurchased, equivalent to approximately 20% of total Fund outstanding shares. The Fund now has 15,931,321 shares outstanding. The Fund's next in-kind repurchase offer will expire on January 22, 2003. The Fund will offer to repurchase up to 5% of its shares in exchange for a pro-rata portion of the Fund's portfolio securities. The Fund will repurchase shares at the Fund's NAV, reduced by a repurchase price adjustment of 2%, for a repurchase price of 98% of NAV. If the amount of Fund shares submitted for repurchase exceeds 5% of total outstanding shares, the Fund will then repurchase only a pro-rata portion of each submission. In the event of an oversubscription, a shareholder may not be able to liquidate some or all of the shares held. A shareholder may have to

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wait until a subsequent repurchase offer to tender shares that the Fund was unable to repurchase. Participating shareholders will receive Mexican portfolio securities held by the Fund in exchange for their shares. Shares received pursuant to the Fund's stock dividend payable on January 28, 2003 will not be eligible to be tendered for repurchase during this repurchase offer. The Board of Directors anticipates that the Fund's next repurchase offer will occur towards the end of the Fund's third fiscal quarter in July 2003 for an amount not yet determined.

   The repurchase offer is not part of a plan to liquidate the Fund. Shareholder participation in the repurchase offer is not mandatory as shareholders can continue to purchase and sell Fund shares in cash transactions on the NYSE.

Investor Relations

The Fund's web site presents the Fund's market price and NAV per share on a same-day basis and provides a downloadable database containing the most important historical figures for the Fund. Also available is the complete history of dividend distributions made by the Fund and additional links to useful sites of Mexican government agencies, capital markets and listed companies. Web site visitors may now request online to receive via regular mail a copy of the Fund's Annual Report, Semi-Annual Report, and the most recent Quarterly and Monthly Summary Reports. We hope that the Fund's web site is a useful resource for information and we will continue working to improve it.

The Fund also has a toll-free telephone number that will provide you with the Fund's current NAV, quarterly reports and other Fund materials:

                                (800) 224-4134

The Fund also offers shareholders and the general public the ability to contact the Fund via e-mail with questions or requests for additional information about the Fund. Please direct your e-mail inquiries to:

   Investor Relations Office
   investor-relations@themexicofund.com

In addition to the quarterly reports published by the Fund, the Investment Adviser distributes a Monthly Summary Report with information about the Fund, the Mexican economy and the Bolsa. Interested persons may either access this report on the Fund's web site or receive it via regular mail. Please request this report through the Fund's web site or write to the Investment Adviser at:

   Impulsora del Fondo Mexico, sa de cv.
   77 Aristoteles St. 3rd Floor
   Polanco
   11560 Mexico, D.F.
   Mexico

Information on the Fund's NAV and market price per share is also published weekly in The Wall Street Journal, The New York Times and other newspapers in a table called "Closed-End Funds". The Fund's NYSE trading symbol is MXF.

The Fund's shares are also listed and traded on the Third Section
("Freiverkehr") of the Stuttgart Stock Exchange. Effective June 27, 2002, the Fund's German Domestic Tax Representative is:

   PricewaterhouseCoopers GmbH
   Wirtschaftsprufungsgesellschaft
   Marie-Curie-Strasse 24-28
   60439 Frankfurt am Main
   Postfach 50 06 36
   60394 Frankfurt am Main
   Germany

The Fund's Dividend Reinvestment Plan and Transfer Agent is:

   American Stock Transfer & Trust Company
   59 Maiden Lane--Plaza Level
   New York, NY 10038
   (212) 936-5100

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Dividend Reinvestment Plan

The Fund's Dividend Reinvestment Plan (the "Plan") provides a convenient way to increase your holdings in the Common Stock of the Fund through the reinvestment of net investment income and capital gain distributions. Under the terms of the Plan, Fund shareholders are automatically enrolled as participants in the Plan. If you do not wish to participate in the Plan, please contact the Plan Agent. Upon any termination of participation under the Plan, the Plan Agent will cause a share certificate for the appropriate number of full shares to be delivered to the participant, and a cash adjustment for any fractional shares. At a shareholder's request, the Plan Agent will sell the participant's shares and remit any proceeds to the participant, net of brokerage commissions. Shareholders who do not participate in the Plan will receive all distributions in cash.

Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of Common Stock purchased either in the open market or from the Fund. If, on the date a distribution becomes payable or such other date as may be specified by the Fund's Board of Directors (the valuation date), the market price of the Common Stock plus estimated brokerage commissions is equal to or exceeds the NAV per share of Common Stock, the Plan Agent will invest the distribution in newly issued shares of Common Stock, which will be priced at NAV. If on the valuation date, the market price of the Common Stock plus estimated brokerage commissions is lower than the NAV per share, the Plan Agent will buy Common Stock in the open market. As a participant in the Plan, you will be charged a pro-rata portion of brokerage commissions on all open market purchases.

If your shares are registered or will be registered in the name of a broker-dealer or any other nominee, you must contact the broker-dealer or other nominee regarding his or her status under the Plan, including whether such broker-dealer or nominee will participate in the Plan on your behalf. Generally, shareholders receiving Common Stock under the Plan will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the shareholder not participated in the Plan.

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If you have any questions concerning the Plan or would like a copy of the Plan brochure, please contact the Plan Agent:

   American Stock Transfer & Trust Company
   Attention: Dividend Reinvestment Department
   59 Maiden Lane--Plaza Level
   New York, NY 10038
   (212) 936-5100

Sincerely yours,

           /s/ Jose Luis Gomez Pimienta        /s/ Juan Gallardo T.
           Jose Luis Gomez Pimienta            Juan Gallardo T.
           President                           Chairman of the Board

December 30, 2002.

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Description of Recently Acquired Companies/1/

1. Embotelladoras Arca ("Arca") (2.25%)

Arca is the second-largest Coca-Cola bottler in Mexico, after KOF (see below). Its operations span the Northern region of Mexico, an area with the highest per capita consumption of Coca-Cola outside the U.S. Arca was formed in October 2001 from the merger of the two oldest Coca-Cola bottlers in Mexico.

2. Corporacion Geo ("Geo") (1.97%)

Geo is a fully integrated homebuilder engaged in the design, development, construction, marketing, commercialization and delivery of affordable entry-level and middle-class housing communities in Mexico. Through operating subsidiaries positioned in the most dynamic cities in the country, Geo is a diversified homebuilder with operations in 19 of the 32 Mexican states, consisting of approximately 70% of the country's population.

3. Organizacion Soriana ("Soriana") (1.64%)

Soriana is a retail company organized to provide a wide assortment of merchandise, from groceries and fresh food to apparel and general merchandise, in the hypermarket format. The company operates in the 43 most important cities in Mexico through 108 self-service stores. Soriana has six distribution centers and its main offices are located in Monterrey.

4. Coca-Cola Femsa ("KOF") (1.49%)

KOF bottles and distributes Coca-Cola products in Mexico City (and surrounding areas), the Southeast of Mexico and in Buenos Aires, Argentina (and surrounding areas). KOF currently accounts for approximately 25.0% of Coca-Cola sales in Mexico and approximately 36.5% of Coca-Cola sales in Argentina. The Coca-Cola Company owns a 30% equity interest in KOF.

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/1/  In this and the following section, the figures in parentheses indicate the percentage that each company represents of the Fund's net assets as of October 31, 2002.

5. Vitro (1.48%)

Vitro is one of the world's leading glass producers and a major participant in its three principal businesses: flat glass; glass containers; and glassware. Vitro's subsidiaries serve multiple product markets, including: construction and automotive glass; fiberglass; food and beverage, wine, liquor, cosmetics and pharmaceutical glass containers; glassware for commercial, industrial and retail uses; and plastic and aluminum containers. Vitro has joint ventures with major world-class partners and industry leaders that provide access to its subsidiaries to international markets, distribution channels and state-of-the-art technology. Vitro's subsidiaries have facilities and distribution centers in seven countries, located in North, Central and South America, and Europe, and export to more than 70 countries worldwide.

6. Apasco (1.42%)

Apasco is the second largest producer of cement in Mexico, after Cemex (see below). Apasco produces and distributes cement, mortar, ready-mixed concrete and other products and services for the construction industry. The company has six cement plants providing it with a production capacity of 8.9 million metric tons per year, more than 100 ready-mixed concrete plants, five plants that produce aggregates, 25 cement distribution centers, four seaport export terminals and a Concrete Technological Centre. Apasco is part of the Holcim Swiss Group, a world leader in the production and marketing of cement, ready-mixed concrete and aggregate products.

7. Grupo Imsa ("Imsa") (1.29%)

Imsa is a holding company that operates in four core businesses: steel processed products; plastic construction products; automotive batteries; and aluminum. Imsa has manufacturing facilities in Mexico, the United States and throughout Central and South America, and exports worldwide.

8. Desc (1.10%)

Desc is a diversified holding company engaged in four principal sectors: autoparts; chemicals; food; and real estate. The autoparts business manufactures 41 different types of autoparts products including, among others,

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light, medium and heavy duty manual transmissions and clutches, constant velocity joints, rear and front traction axles, tappets, pistons and piston pins, pick-up truck bodies and other stamped metal products. The company's chemical business produces synthetic rubber, polystyrene, carbon black, methyl methacrylate, waterproofing additives and sealants, among others. In the food business, Desc makes branded products including "Del Fuerte" tomato sauce and canned vegetables, "La Gloria" corn oil, "La Victoria" coffees and "Nair" canned tuna. The company's real estate business acquires and develops land for commercial, residential and tourism uses.

9. Grupo Continental ("Contal") (1.08%)

Contal is one of the ten largest Coca-Cola bottling groups in the world. The company has 17 bottling plants and 73 branches covering approximately 14.5% of Mexico's territory. Contal serves a market of more than 12 million consumers.

10. Tubos de Acero de Mexico ("Tamsa") (0.55%)

Tamsa is the Mexican unit of the Tenaris Group, an alliance of eight steel pipe mills with operations in 25 countries that provide services worldwide. In addition to servicing the Mexican market, Tamsa manufactures much of the tubular products that Tenaris commercializes in the North American automotive market. Tamsa and the other Tenaris Group companies belong to the Techint Group, an international business group operating worldwide in the steel, energy, infrastructure, engineering, construction and public service sectors. In December 16, 2002, Tamsa's shares were exchanged for those of Tenaris, in an effort to unify the companies within the Techint Group. The same process will also take place in the stock exchange markets of Argentina and Italy with the local companies that are owned by Tenaris.

11. Grupo Sanborns ("Gsanbor") (0.29%)

Gsanbor is a diversified holding company dedicated to retail activities with an important presence in the Mexican market. The company was formed by well-recognized retail formats in Mexico that include: Sanborn Hermanos, S.A., a chain of unique retail stores, restaurants and bars; Promotora Musical, S.A. de C.V., music stores including Mixup; Sears Roebuck de Mexico; El Globo, a chain of bakery stores; and six of the most important shopping malls in Mexico City.

Description of the Fund's Ten Largest Holdings as of October 31, 2002

1. Wal-Mart de Mexico ("Walmex") (12.17%)

Walmex is the largest chain of retail stores in Mexico and has the dominant market position in the commercial sector of the country. The company is a subsidiary of the U.S. firm, Wal-Mart Stores, Inc. (NYSE: WMT). At the end of October 2002, Walmex had a total of 593 units in 56 cities in Mexico, which include supermarkets, retail stores and restaurants.

2. Telefonos de Mexico ("Telmex") (9.65%)

Telmex is the major telecommunications company in Mexico, and with more than 13 million lines, provides local, domestic and international long-distance telephone services, internet access, wireless, data, audio and video transmission services. Telmex also provides telecommunication services in the United States.

3. Cemex ("Cemex") (7.75%)

Cemex is the world's third largest cement producer, the largest trader of cement and the leading producer of white cement. The company also produces concrete mix, clinker and value added products. Cemex produces and operates in more than 30 countries around the world and has commercial relations with over 60 countries. Cemex is the leader in the cement markets of Mexico, Spain, Venezuela, Panama, Costa Rica, the Dominican Republic, Egypt and Colombia, and has an important market presence in the Caribbean, Indonesia, the Philippines and the southwest region of the United States.

4. America Movil ("AMX") (6.81%)

AMX is the leading provider of wireless communications services in Latin America with over 29 million wireless subscribers. In Mexico, AMX provides services in all re-

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gions of the country, including all major cities, and services approximately
89.6% of Mexico's population. The company has subsidiaries and joint ventures in the telecommunications sector in Guatemala, Ecuador, Argentina, Brazil, Colombia, Venezuela, the United States, Puerto Rico, Mexico and Spain. In addition, it has formed a new joint venture company with Bell Canada International Inc. and SBC International, Inc. that will serve as the principal vehicle for expansion in Latin America.

5. Fomento Economico Mexicano ("Femsa") (4.98%)

Femsa is Latin America's largest beverage company with exports to the United States, Canada, Latin America, Europe and the Far East. Founded in 1890, Femsa is the largest totally integrated producer of soft drinks and beer in Mexico and is the controlling company of Coca-Cola Femsa (KOF), one of the leading bottlers in Latin America. Femsa also operates the largest chain of convenience stores in Mexico (Oxxo), produces packaging materials and is an important bottler in Argentina. Brand names produced by Femsa include "Sol" beer, "Coca-Cola" and "Sidral Mundet."

6. Grupo Modelo ("Gmodelo") (4.64%)

Founded in 1925, Gmodelo is the leader in the production, distribution and sale of beer in Mexico with a market share in the domestic and export markets of approximately 60%. The group exports its products to 150 countries and owns 10 brand names, including Victoria, Modelo and Corona, the most popular beers imported in the United States. The company also imports and distributes in Mexico brand names of beer produced by its partner Anheuser-Busch, including Budweiser and Bud Light.

7. Grupo Financiero BBVA - Bancomer ("GFBB") (4.06%)

Grupo Banco Bilbao Vizcaya Argentaria (BBVA), the largest financial group in Spain and the second largest bank in the Euro zone in terms of market capitalization, is GFBB's main stockholder. GFBB -BBVA's main subsidiary- is the leading financial group in Mexico and the largest privately-owned financial institution in Latin America in terms of deposits and number of clients. GFBB operates as a universal banking institution.

8. Alfa ("Alfa") (3.98%)

Alfa is a holding company comprised of the following five business groups:
Alpek, the second largest producer of PTA in the NAFTA region is dedicated to petrochemical and synthetic fibers; Hylsamex, one of the most competitive steel companies in North America; Sigma, a leading producer of frozen and refrigerated foods in Mexico; Versax, a producer of aluminum products; and Onexa, a company dedicated to telecommunications.

9. Grupo Carso ("Gcarso") (3.90%)

Gcarso is one of the largest conglomerates in Latin America. It controls and operates a diversified group of companies related to the retail, industrial and consumer businesses. On the retail side, the group participates through Grupo Sanborns, Sears, Mixup, El Globo and Cuicuilco and Plaza Loreto shopping centers. On the industrial side, Carso integrates companies including:
Condumex, a global manufacturer of products for the telecommunications, construction, energy and automotive industries; Nacobre, which produces copper, aluminum and PVC products; and Frisco, which holds railroad, chemical and a mining divisions. Finally, consumer-oriented businesses include Porcelanite, the Mexican leader in the ceramic tile industry; and Cigatam, which together with Philip Morris, is the most important player in the tobacco industry, producing and marketing important brands including Marlboro, Benson and Hedges and Delicados.

10. Grupo Bimbo ("Bimbo") (3.78%)

Established in 1945, Bimbo today is one of the most important baking companies in terms of brand and trademark positioning, sales and production volume around the world. Bimbo is a leader in its area, with a presence in the United States and 16 countries in Latin America and Europe, offering over 750 products and 90 prestigious brands.

--------------------------------------------------------------------------------

Directors' and Officers' Biographical Data*

  Interested Directors

                                               Term of
                                               Office
                                                 and
                                  Position(s)  Length
                                   Held With   of Time    Principal Occupation for Past    Other Directorships Held by
Name, Address and Age              the Fund    Served              Five Years                       Director
---------------------             ------------ -------- ---------------------------------- ---------------------------
Jose Luis Gomez Pimienta(degrees) President of Term     Mr. Gomez Pimienta has over two    Director and member of the
Aristoteles 77, 3rd Floor         the Fund;    expires  decades of experience investing in Executive Committee of the
Col. Polanco                      Class II     2004;    the Mexican securities market. He  Bolsa Mexicana de Valores
11560 Mexico, D.F.                Director     Director has been the President of the Fund (Mexican Stock Exchange)
Mexico                                         since    since its inception and has also   (since 1997).
Age: 63                                        1989     served as a Director since 1989.
                                                        Mr. Gomez Pimienta has been
                                                        Chairman of the Board of the
                                                        Fund's investment adviser,
                                                        Impulsora del Fondo Mexico, S.A.
                                                        de C.V., since 1987 and CEO since
                                                        1981.

--------
(degrees) Director is an "interested director" (as defined in the Investment
          Company Act of 1940 ("interested director")). Mr. Gomez Pimienta is deemed to be an interested director by reason of his affiliation with the Fund's investment adviser, Impulsora del Fondo Mexico, S.A. de C.V.

  Independent Directors

                                      Term of
                                      Office
                                        and
                          Position(s) Length
                           Held With  of Time     Principal Occupation for Past      Other Directorships Held by
Name, Address and Age      the Fund   Served               Five Years                         Director
---------------------     ----------- -------- ----------------------------------- --------------------------------
Juan Gallardo Thurlow      Chairman   Term     Mr. Gallardo is Chairman of the     Nadro, S.A. de C.V.
Monte Caucaso 915          of the     expires  Fund's Board of Directors. Over the (pharmaceutical retail); Grupo
4th Floor                  Board;     2005;    last decade, he has been            Mexico, S.A. de C.V.
Col. Lomas de Chapultepec  Class III  Director extensively involved in the         (mining); Director, Caterpillar,
11000 Mexico, D.F.         Director   since    negotiation of the North American   Inc. (construction equipment);
Mexico                                1985     Free Trade Agreement (NAFTA)        Intercon, S.A. de C.V.
Age: 55                                        among the United States, Canada     (diversifying holding
                                               and Mexico, and free trade          company); Member of the
                                               agreements between Mexico and       International Advisory Board
                                               Israel and the European Union.      of Lafarge (French cement
                                               Mr. Gallardo also serves as         company); Member of the
                                               Chairman of the Board of Grupo      International Advisory Board
                                               Embotelladoras Unidas, S.A. de      of Textron, Inc.; Member of
                                               C.V., a bottling company, since     the Mexican Business
                                               1985 and Vice Chairman of Home      Roundtable.
                                               Mart de Mexico, S.A. de C.V., a
                                               retailer, since 1995.

--------------------------------------------------------------------------------

                                        Term of
                                        Office
                                          and
                           Position(s) Length of
                            Held With    Time          Principal Occupation for         Other Directorships Held by
Name, Address and Age       the Fund    Served             Past Five Years                       Director
---------------------      ----------- --------- ------------------------------------ -------------------------------

Philip Caldwell             Class I    Term      Mr. Philip Caldwell was Chairman     Director, Mettler-Toledo
Ford Motor Company          Director   expires   and Chief Executive Officer of       International, Inc. (scales and
225 High Ridge Road                    2003;     Ford Motor Company from 1979 to      weighing instruments);
West Building                          Director  1985 succeeding Henry Ford II.       Director, Waters Corporation
Stamford, CT 06905                     since     He was the first non-Ford family     (scientific instruments);
Age: 82                                1991      member to lead the company.          Director, Russell Reynolds
                                                 From 1953 to 1990, he served in a    Associates, Inc. (executive
                                                 wide variety of domestic and         recruitment).
                                                 international executive positions at
                                                 Ford and was Director from 1973
                                                 to 1990. From 1985 until 1998, Mr.
                                                 Caldwell was a Director and
                                                 Senior Managing Director of
                                                 Lehman Bros. Inc. and its
                                                 predecessor, Shearson Lehman
                                                 Brothers Holdings, Inc.

Emilio Carrillo Gamboa      Class III  Term      Mr. Carrillo Gamboa is a former      Secretary, Consejo Mexicano
Blvd. Manuel Avila Camacho  Director   expires   director of the Fund (from           de Hombres de Negocios A.C.
No. 1, Ste. 609                        2005;     inception of the Fund in 1981 to     (Business Roundtable of
011009 Mexico, D.F.                    Director  1987). He resigned as director in    Mexico); Chairman of the
Mexico                                 since     1987 to become Mexico's              Board, Cementos Apasco,
Age: 65                                2002      Ambassador to Canada. Mr.            S.A. de C.V. (cement
                                                 Carrillo Gamboa was reelected as     company); Director, Grupo
                                                 a Director of the Fund in 2002.      Modelo, S.A. de C.V. (beer
                                                 Mr. Carrillo Gamboa is a             brewing); Director, Kimberly-
                                                 prominent lawyer in Mexico with      Clark de Mexico, S.A. de C.V.
                                                 extensive business experience        (consumer products); Director,
                                                 and has been a partner of Bufete     San Luis Corporacion, S.A. de
                                                 Carrillo Gamboa, S.C. since 1989.    C.V. (mining and automotive
                                                 He has also served or currently      parts); Director, Gasoductos
                                                 serves on the boards of many         de Chihuahua, S. de R.L. de
                                                 prestigious Mexican businesses       C.V. (public utility-gas
                                                 and charitable organizations.        transportation); Director,
                                                                                      Sistemas Automotrices y de
                                                                                      Potencia, S.A. de CV. (power
                                                                                      equipment distribution);
                                                                                      Secretary and Alternate
                                                                                      Director, Innova, S. de R.L. de
                                                                                      C.V. (DTH television);
                                                                                      Secretary and Alternate
                                                                                      Director, Servicios Novasa,
                                                                                      S.A.(Innova subsidiary-

--------------------------------------------------------------------------------

                                   Term of
                                   Office
                                     and
                      Position(s) Length of
                       Held With    Time          Principal Occupation for          Other Directorships Held by
Name, Address and Age  the Fund    Served             Past Five Years                        Director
--------------------- ----------- --------- ------------------------------------- -------------------------------
                                                                                  services and administration);
                                                                                  Secretary and Alternate
                                                                                  Director, Corporacion de
                                                                                  Radio y Television del Norte
                                                                                  de Mexico, S.A. de C.V.
                                                                                  (Innova subsidiary-DTH
                                                                                  concession holder);
                                                                                  Corporacion Novaimagen, S.
                                                                                  de R.L. (Innova subsidiary-
                                                                                  marketing); Corporacion
                                                                                  Novavision, S. de R.L. (Innova
                                                                                  subsidiary-personnel);
                                                                                  Director, Empresas ICA;
                                                                                  Director, Banco of Tokio
                                                                                  Mitsubishi (Mexico); Director,
                                                                                  Industrias Lubrizol; Director,
                                                                                  Inmobiliaria Costa Baja.

 Claudio X. Gonzalez   Class II   Term      Mr. Gonzalez was President of the     Chairman of the Board, Chief
 Lagrange 103          Director   expires   Business Coordinating Council of      Executive Officer and
 Piso 3                           2004;     Mexico. He has served as              Director, Kimberly-Clark de
 Colonia Los Morales              Director  Chairman of the Board and Chief       Mexico, S.A. de C.V.
 11510 Mexico, D.F.               since     Executive Officer of Kimberly-        (consumer products);
 Mexico                           1981      Clark de Mexico, S.A. de C.V.         Director, General Electric Co.;
 Age: 68                                    since 1966. Mr. Gonzalez is also      Director, Investment
                                            on the Boards of Directors of         Company of America;
                                            several prominent U.S. and            Director, Kellogg Co.;
                                            Mexican companies including,          Director, Home Depot;
                                            General Electric Co.                  Director, Grupo Alfa; Director,
                                                                                  Grupo Carso; Director, Grupo
                                                                                  Mexico; Director, America
                                                                                  Movil; Director, Grupo
                                                                                  Inbursa; Director, Televisa;
                                                                                  Director, Banco Inbursa.

 Robert L. Knauss      Class II   Term      Mr. Knauss currently serves as        Director, Equus Ltd. II
 5151 San Felipe       Director   expires   Chairman of the Board and Principal   (investments); Director,
 Suite 1661                       2004;     Executive Officer of Philips Services Seitel, Inc. (oil services).
 Houston, TX 77056                Director  Corp. (industrial services) and is
 Age: 71                          since     also Chairman of the Board and
                                  1985      Chief Executive Officer of Baltic
                                            International USA, Inc.
                                            (investments). Mr. Knauss was the
                                            former Dean and Distinguished
                                            University Professor of University of
                                            Houston Law School and was also
                                            Dean of Vanderbilt Law School.

--------------------------------------------------------------------------------

                                      Term of
                                      Office
                                        and
                         Position(s) Length of
                          Held With    Time         Principal Occupation for        Other Directorships Held by
Name, Address and Age     the Fund    Served            Past Five Years                      Director
---------------------    ----------- --------- ----------------------------------- ------------------------------

Jaime Serra Puche         Class I    Term      Dr. Serra is a former Secretary of  Director, Tubos de Acero de
Edificio Plaza            Director   expires   Finance for Mexico and he was       Mexico, S.A. de C.V. (steel
Prolongacion Paseo de la             2003;     the minister in charge of           manufacturing); Director,
Reforma 600-103                      Director  negotiations for NAFTA and trade    Vitro, S.A. de C.V. (glass
Santa Fe Pena Blanca                 since     agreements between Mexico and       manufacturer); Director,
01210 Mexico, D.F.                   1997      Chile, Bolivia, Venezuela,          Grupo Ferroviario Mexicano,
Mexico                                         Colombia and Costa Rica on          S.A. de C.V. (railways);
Age: 52                                        behalf of the Mexican government.   Director, Southern Peru
                                               Formerly, Dr. Serra was a           Copper Corporation (copper
                                               Weinberg Visiting Professor at      manufacturer); Director,
                                               Princeton University, Secretary of  Regional Market Makers, Inc.
                                               Trade and Industry (Mexico) and a   (procurement company);
                                               Distinguished Visiting Associate at Director, Bardahl, S.A. de
                                               the Carnegie Endowment for          C.V. (oil products); Director,
                                               International Peace. He has a       Tenaris (holding company);
                                               Ph.D. in economics from Yale        Co-Chairman, President's
                                               University and is currently Senior  Council on International
                                               Partner of the law and economics    Activities of Yale University;
                                               consulting firm Serra and           Trustee, Yale University.
                                               Associates International.

--------------------------------------------------------------------------------

  Principal Executive Officers of the Fund

                                            Term of
                                            Office
                                              and
                             Position(s)   Length of
                              Held With      Time
Name, Address and Age         the Fund      Served    Principal Occupation(s) During Past Five Years
---------------------      --------------  --------- -------------------------------------------------
Jose Luis Gomez Pimienta   President of    Term      Chairman of the Board and Director General of
Aristoteles 77, 3rd Floor  the Fund;       expires   the Fund's investment adviser, Impulsora del
Col. Polanco               Class II        2004;     Fondo Mexico, S.A. de C.V., and a Director and
11560 Mexico, D.F.         Director        Director  Member of the Executive Committee of the Bolsa
Mexico                                     since     Mexicana de Valores, S.A. de C.V. (Mexican
Age: 63                                    1989      Stock Exchange).

Samuel Garcia-Cuellar      Secretary       Since     Mr. Garcia-Cuellar is a partner of Creel, Garcia-
Creel, Garcia-Cuellar y                    1981      Cuellar y Muggenburg, S.C., Mexican counsel to
Muggenburg, S.C.,                                    the Fund; Director, El Aguila Compania de
Paseo de los Tamarindos 60                           Seguros, S.A. de C.V. (insurance) (since 1994);
Bosques de las Lomas                                 Director, Mercado Mexicano de Derivados
05120 Mexico, D.F.                                   (futures and options) (since 2001); Director, GE
Mexico                                               Capital Bank, S.A. Institucion de Banca Multiple,
Age: 60                                              GE Capital Grupo Financiero (bank) (since
                                                     2002); Director, GE Capital Grupo Financiero
                                                     (financial group) (since 2002).

Alberto Osorio Morales     Treasurer       Since     Mr. Osorio currently serves as Director of
Aristoteles 77, 3rd Floor  (formerly, Vice 2002      Finance of the Fund's investment adviser,
Col. Polanco               President of    From      Impulsora del Fondo Mexico, S.A. de C.V.
11560 Mexico, D.F.         Finance)        1999 to
Mexico                                     2002
Age: 35

Carlos H. Woodworth Ortiz  Vice-President  Since     Mr. Woodworth has served on the Board of
Aristoteles 77, 3rd Floor  of Corporate    2002      Directors of the Fund's investment adviser,
Col. Polanco               Governance      From      Impulsora del Fondo Mexico, S.A. de C.V., as
11560 Mexico, D.F.         and             1992 to   well as Deputy Director of the Adviser since
Mexico                     Compliance      2002      1981. Mr. Woodworth also serves as an Alternate
Age: 59                    Officer                   Director of the Bolsa Mexicana de Valores, S.A.
                           (formerly,                de C.V. (Mexican Stock Exchange).
                           Treasurer)

Eduardo Solano Arroyo      Investor        Since     Mr. Solano has served as Director of Economic
Aristoteles 77, 3rd Floor  Relations Vice  1997      Research of the Fund's investment adviser,
Col. Polanco               President                 Impulsora del Fondo Mexico, S.A. de C.V, since
11560 Mexico, DF,                                    1997.
Mexico
Age: 34

--------
*  There are no other funds in the Fund Complex.

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Schedule of Investments as of October 31, 2002
--------------------------------------------------------------------------------

                                                                                                                    Percent
                          Shares                                                                          Value      of Net
                           Held                       Common Stock (98.10%)                     Series   (Note 1)    Assets
----------------------------------------------------------------------------------------------------------------------------
Cement Industry     (a)    760,900 Apasco, S.A. de C.V.........................................      * $  4,390,730    1.42%
                         5,895,391 Cemex, S.A. de C.V..........................................    CPO   23,941,028    7.75
                                                                                                       ------------ -------
                                                                                                         28,331,758    9.17
----------------------------------------------------------------------------------------------------------------------------
Communications           8,560,300 America Movil, S.A. de C.V..................................      A    5,647,748    1.83
                        22,643,700 America Movil, S.A. de C.V..................................      L   15,385,372    4.98
                    (a)  8,605,900 America Telecom, S.A. de C.V................................     A1    5,254,114    1.70
                    (a)  8,605,100 Carso Global Telecom, S.A. de C.V...........................     A1    9,168,424    2.97
                    (a)  8,838,500 Grupo Iusacell, S.A. de C.V.................................      V      642,313    0.21
                    (a)  6,674,314 Grupo Televisa, S.A.........................................    CPO    9,431,267    3.06
                         8,560,200 Telefonos de Mexico, S.A. de C.V............................      A   13,073,962    4.23
                        10,901,100 Telefonos de Mexico, S.A. de C.V............................      L   16,735,086    5.42
                                                                                                       ------------ -------
                                                                                                         75,338,286   24.40
----------------------------------------------------------------------------------------------------------------------------
Financial Groups    (a) 16,020,109 Grupo Financiero BBVA-Bancomer, S.A. de C.V.................      B   12,525,570    4.06
                         4,151,200 Grupo Financiero Banorte, S.A. de C.V.......................      O    9,242,421    2.99
                    (a)  8,917,500 Grupo Financiero Inbursa, S.A. de C.V.......................      O    7,551,845    2.45
                 (a)(b)         -- Grupo Financiero Scotiabank Inverlat Recovery Trust.........                  --    0.00
                                                                                                       ------------ -------
                                                                                                         29,319,836    9.50
----------------------------------------------------------------------------------------------------------------------------
Food and            (a)  2,150,000 Coca-Cola Femsa, S.A. de C.V................................      L    4,602,667    1.49
Beverages           (a)  3,650,000 Embotelladoras Arca, S.A. de C.V............................      *    6,936,840    2.25
                         4,233,199 Fomento Economico Mexicano, S.A. de C.V.....................    UBD   15,385,948    4.98
                         7,753,800 Grupo Bimbo, S.A. de C.V....................................      A   11,659,103    3.78
                    (a)  2,255,700 Grupo Continental, S.A......................................      *    3,331,840    1.08
                         5,675,500 Grupo Modelo, S.A. de C.V...................................      C   14,329,587    4.64
                                                                                                       ------------ -------
                                                                                                         56,245,985   18.22
----------------------------------------------------------------------------------------------------------------------------
Holding                  7,445,000  Alfa, S.A. de C.V..........................................      A   12,294,455    3.98
Companies           (a)  2,686,300 Corporacion Interamericana de Entretenimiento, S.A. de C.V..      B    4,076,324    1.32
                         8,023,400 Desc, S.A. de C.V...........................................      B    3,397,335    1.10
                    (a)  4,900,000 Grupo Carso, S.A. de C.V....................................     A1   12,053,135    3.90
                    (a)  2,923,900 Grupo Imsa, S.A. de C.V.....................................    UBC    3,970,437    1.29
                    (a)    736,600 Grupo Sanborns, S.A. de C.V.................................     B1      904,502    0.29
                         5,743,800 Vitro, S.A..................................................      A    4,570,063    1.48
                                                                                                       ------------ -------
                                                                                                         41,266,251   13.36
----------------------------------------------------------------------------------------------------------------------------
Housing             (a)  4,878,300 Consorcio ARA, S.A. de C.V..................................      *    7,215,226    2.34
                    (a)  3,091,500 Corporacion Geo, S.A. de C.V................................      B    6,076,329    1.97
                                                                                                       ------------ -------
                                                                                                         13,291,555    4.31
----------------------------------------------------------------------------------------------------------------------------
Pulp and Paper           4,415,080 Kimberly-Clark de Mexico, S.A. de C.V.......................      A   10,612,504    3.44
----------------------------------------------------------------------------------------------------------------------------
Retail Stores            2,893,400 Controladora Comercial Mexicana, S.A. de C.V ...............    UBC    1,649,676    0.53
                           865,420 Grupo Elektra, S.A. de C.V..................................      *    2,499,485    0.81
                    (a)  2,520,300 Organizacion Soriana, S.A. de C.V...........................      B    5,065,319    1.64
                         6,106,093 Wal-Mart de Mexico, S.A. de C.V.............................      C   13,113,862    4.25
                         9,743,600 Wal-Mart de Mexico, S.A. de C.V.............................      V   24,466,461    7.92
                                                                                                       ------------ -------
                                                                                                         46,794,803   15.15
----------------------------------------------------------------------------------------------------------------------------
Steel               (a)    931,300 Tubos de Acero de Mexico, S.A...............................      *    1,690,155    0.55
----------------------------------------------------------------------------------------------------------------------------
                                   Total Common Stock (Identified Cost--$270,139,071)..........        $302,891,133   98.10%
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Schedule of Investments as of October 31, 2002 -- (Continued)
--------------------------------------------------------------------------------


                                                                                                               Percent
                                                                                                     Value      of Net
Securities                             Short-Term Securities (1.38%)                               (Note 1)     Assets
-----------------------------------------------------------------------------------------------------------------------
Repurchase BBVA Bancomer, S.A., 7.40%, dated 10/31/02, due 11/01/02, repurchase price $3,758,849
Agreements  collateralized by Bonos de Regulacion Monetaria. Value of collateral $3,758,077.....   $ 3,758,077    1.22%
           Comerica Bank 1.56%, dated 10/31/02, due 11/01/02, repurchase price $489,588,
            collateralized by U.S. Government Agency Securities. Value of collateral $489,567...       489,567    0.16
-----------------------------------------------------------------------------------------------------------------------
           Total Short-Term Securities (Identified cost--$4,247,644)............................     4,247,644    1.38
           Total Investments (Identified cost--$274,386,715)....................................   307,138,777   99.48
           Other Assets in Excess of Liabilities................................................     1,624,663    0.52
                                                                                                     ------    -------
           Net Assets Equivalent to $15.46 per share on 19,969,057 shares of capital stock outstanding (Note 6)................................................................ $ 308,763,440  100.00%
                                                                                                 ============= =======

(a) Shares of these securities are currently non-income producing. Equity investments that have not paid dividends within the last twelve months are considered to be non-income producing.
(b) See Note 9 to Financial Statements.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Statement of Assets and Liabilities as of October 31, 2002
--------------------------------------------------------------------------------


Assets:
Investments:
  Securities, at value (Note 1):
   Common stock (identified cost -- $270,139,071)................................................... $302,891,133
   Short term securities (identified cost -- $4,247,644)............................................    4,247,644
                                                                                                     ------------
    Total investments (identified cost -- $274,386,715).............................................              $307,138,777
Receivables from securities sold....................................................................                 3,274,746
Interest receivable.................................................................................                       793
Prepaid Mexican withholding taxes (Note 1)..........................................................                     4,061
                                                                                                                  ------------
    Total assets....................................................................................              $310,418,377
                                                                                                                  ------------
Liabilities:
Payable to Investment Adviser (Notes 2 and 3).......................................................                   273,825
Accrued expenses and other liabilities..............................................................                   431,898
Payables for securities purchased...................................................................                   949,214
                                                                                                                  ------------
    Total liabilities...............................................................................                 1,654,937
                                                                                                                  ------------
Net Assets -- Equivalent to $15.46 per share on 19,969,057 shares of capital stock outstanding......              $308,763,440
                                                                                                                  ============
Composition of Net Assets:
Common stock........................................................................................              $ 19,969,057
Additional paid in capital..........................................................................               235,567,796
Undistributed net investment income.................................................................                 7,216,590
Undistributed net realized gain on investments......................................................                13,266,212
Unrealized appreciation of investments and translation of assets and liabilities in foreign currency                32,743,785
                                                                                                                  ------------
                                                                                                                  $308,763,440
                                                                                                                  ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Statement of Operations                      For the Year Ended October 31, 2002
--------------------------------------------------------------------------------


Net Investment Income:
Income:
 Dividends....................................................................... $  12,103,733
 Interest........................................................................     2,447,479
                                                                                  -------------
   Total income..................................................................                $  14,551,212
Expenses:
 Investment advisory fee.........................................................     4,650,434
 Administrative services.........................................................       529,441
 Value-added taxes...............................................................       811,527
 Printing, distribution and mailing of shareholder reports.......................       480,667
 Legal fees......................................................................     1,514,693
 Directors' fees.................................................................       286,000
 Directors' and Officers' expenses...............................................       113,814
 Audit and tax fees..............................................................       163,251
 Custodian fees..................................................................        79,621
 Transfer agent and dividend disbursement fees...................................        21,000
 Shareholders' information.......................................................       628,725
 Stock exchange fees.............................................................        48,410
 Insurance.......................................................................       164,041
 Miscellaneous...................................................................       171,820
                                                                                  -------------
   Total expenses................................................................     9,663,444
 Reimbursement of expenses.......................................................      (600,000)
                                                                                  -------------
   Net operating expenses........................................................                    9,063,444
                                                                                                 -------------
   Net investment income.........................................................                    5,487,768
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
 Transactions:
Net realized gain (loss) on investments and foreign currency transactions:
   Net realized gain on investments..............................................   187,395,006
   Net realized loss from foreign currency transactions..........................    (3,151,356)
                                                                                  -------------
   Net realized gain on investments and foreign currency transactions............                  184,243,650
Increase (decrease) in net unrealized gain on investments and translation of assets and liabilities in foreign currency:
   Decrease in net unrealized gain on investments................................  (158,170,312)
   Increase in net unrealized loss on translation of assets and liabilities in
    foreign currency.............................................................      (422,879)
                                                                                  -------------
Decrease in net unrealized gain on investments and translation of assets and
 liabilities in foreign currency.................................................                 (158,593,191)
                                                                                                 -------------
Net Increase in Net Assets Resulting from Operations.............................                $  31,138,227
                                                                                                 =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                                For the          For the
The Mexico Fund, Inc.                                                                          Year Ended       Year Ended
Statements of Changes in Net Assets                                                         October 31, 2002 October 31, 2001
-----------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
From Operations
Net investment income......................................................................  $   5,487,768    $   10,553,272
Net realized gain on investments and foreign currency transactions.........................    184,243,650       121,890,520
Decrease in net unrealized gain on investments and translation of assets and liabilities in
 foreign currency..........................................................................   (158,593,191)     (225,335,608)
                                                                                             -------------    --------------
Net increase (decrease) in net assets resulting from operations............................     31,138,227       (92,891,816)
Dividends to shareholders from net investment income.......................................     (6,086,589)       (5,901,512)
Dividends to shareholders from net realized gain on investments............................   (121,218,134)       (2,363,322)
                                                                                             -------------    --------------
                                                                                               (96,166,496)     (101,156,650)
From Capital Share Transactions (Note 8)
Repurchase of stock, at cost...............................................................   (458,047,473)      (58,001,876)
                                                                                             -------------    --------------
   Total decrease in net assets............................................................   (554,213,969)     (159,158,526)
Net Assets:
Beginning of year..........................................................................    862,977,409     1,022,135,935
                                                                                             -------------    --------------
End of year................................................................................  $ 308,763,440    $  862,977,409
                                                                                             =============    ==============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

The Mexico Fund, Inc.                                                               For the Year Ended October 31,
Financial Highlights                                                     2002        2001         2000       1999       1998
--------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period................................. $  18.98    $  20.84    $    19.57   $  15.52  $  23.49
                                                                      --------    --------    ----------   --------  --------
  Net investment income (Note 1).....................................     0.15**      0.23**        0.18**     0.40      0.39**
  Net (loss) gain on investments and translation of foreign currency
   (Note 1)..........................................................    (1.30)**    (2.31)**       1.10**     4.10     (7.48)**
                                                                      --------    --------    ----------   --------  --------
Total from investment operations.....................................    (1.15)**    (2.08)**       1.28**     4.50     (7.09)**
                                                                      --------    --------    ----------   --------  --------
Less Dividends:
  Dividends to shareholders from net investment
   income............................................................    (0.13)      (0.13)        (0.19)     (0.45)    (0.23)
  Dividends to shareholders from net realized gains on investments...    (2.67)      (0.05)           --         --     (0.60)
                                                                      --------    --------    ----------   --------  --------
Total dividends......................................................    (2.80)      (0.18)        (0.19)     (0.45)    (0.83)
                                                                      --------    --------    ----------   --------  --------
Capital Share Transactions:
  Effect on NAV of stock repurchased.................................     0.43        0.40          0.18         --        --
  Capital charge resulting from issuance of fund shares..............       --          --            --         --     (0.05)
                                                                      --------    --------    ----------   --------  --------
Total capital share transactions.....................................     0.43        0.40          0.18         --     (0.05)
                                                                      --------    --------    ----------   --------  --------
  Net asset value, end of period..................................... $  15.46    $  18.98    $    20.84   $  19.57  $  15.52
                                                                      ========    ========    ==========   ========  ========
  Market value per share, end of period.............................. $  14.58    $  16.70    $    15.81   $  14.31  $  11.25
                                                                      ========    ========    ==========   ========  ========
Total investment return based on market value per
 share...............................................................    2.14 %      6.64 %       11.82 %     31.92%  (36.70 %)
Ratios to Average Net Assets:
  Gross Expenses.....................................................    1.46 %      1.07 %        0.96 %     0.98 %    0.93 %
  Expenses, net of reimbursement.....................................    1.37 %      1.07 %        0.96 %     0.98 %    0.93 %
  Net investment income, net of expense reimbursement................     0.83%       1.12%         0.78%      2.14%     1.87%
Supplemental Data:
  Net assets at end of period (in 000's)............................. $308,763    $862,977    $1,022,136   $988,627  $783,775
  Portfolio turnover rate............................................   43.36 %     29.69 %       22.27 %     6.40 %    3.69 %

--------
**Amounts were computed based on average shares outstanding during the period.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Mexico Fund, Inc.
Notes to Financial Statements--
October 31, 2002
--------------------------------------------------------------------------------
1. Operations and Significant Accounting Policies:

  The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company. On October 16, 2000, the Fund received shareholder approval to convert from a diversified to a non-diversified investment company under the 1940 Act. The investment objective of the Fund is to seek long term capital appreciation through investment in securities, primarily equity, listed on the Mexican Stock Exchange.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

  Valuation of investments -- Investments traded on the Mexican Stock Exchange are valued at the closing price reported by the Mexican Stock Exchange. The closing price represents the weighted average for the last ten minutes of operations in any business day. Short-term securities are carried at cost, plus accrued interest, which approximates market value. All other securities are valued in accordance with methods determined by the Board of Directors. If the Board of Directors believes that the price of a security obtained under the Fund's valuation procedures does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes accurately reflects fair value.

  Security transactions and investment income --Security transactions are recorded on the date which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is recorded as earned.

  Foreign Currency -- The market value of Mexican securities, currency holdings and other assets and liabilities denominated in Pesos ("Ps.") was recorded in the financial statements after being translated into U.S. dollars based on the open market exchange rate prevailing in Mexico City at the end of the period. The open market exchange rate at October 31, 2002 was Ps. 10.1552 to $1.00.

  The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when earned or incurred.

  Since the net assets of the Fund are determined based on the currency exchange rate and market values at the close of each business day, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompanying financial statements include the effects of both such changes.

  Reported net realized foreign exchange gains or losses arise from sales of short-term securities in exchange of cash, payment of services or functional currency denominated assets, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amount actually received or paid.

  Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks, resulting from changes in the exchange rate.

  Repurchase Agreements -- The Fund enters into repurchase agreements with approved institutions. The Fund's repurchase agreements are fully collateralized by Mexican or U.S. Government securities. The Fund takes possession of the collateral and the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Fund's investment adviser monitors the credit standing of repurchase agreement counterparties. It is the Fund's policy that the fair value of the collateral is at least equal to the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

  Realized gains and losses on investments --Realized gains and losses on investments are determined on the identified cost basis.

  Taxes -- No provision has been made for U.S. income or excise taxes for the year ended October 31, 2002, on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the "Code"), since the Fund intends to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of such income to its shareholders.

  Dividends to shareholders from net investment income are determined based on Federal income tax regulations, whereas the corresponding net investment income as reflected in the accompanying financial statements, is presented in accordance with accounting principles generally accepted in the United States. Net realized gains from security transactions, are distributed annually to shareholders.

  The Fund is subject to Mexican withholding taxes in accordance with the Mexican Income Tax Law and with the provisions included in the treaty to avoid double taxation signed between Mexico and the United States, on specific sources of income. Such taxes will be applied to the shareholders upon payment of dividends by the Fund.

  The provision for value-added taxes represents Mexican value-added tax on certain services rendered by Mexican corporations to the Fund.

  Dividends to shareholders -- Cash dividends are recorded by the Fund on the ex-dividend date. Dividends paid to shareholders are subject to Mexican withholding taxes.

  Risks of Investment in Mexican Securities -- Investing in Mexican securities involves certain considerations not typically associated with investing in securities of U.S. issuers, including (1) lesser liquidity and smaller market capitalization of the Mexican securities markets; (2) currency fluctuations;
(3) higher rates of inflation and domestic interest rates; and (4) less stringent disclosure requirements, less available information regarding Mexican public companies and less active regulatory oversight of Mexican public companies.

2. Investment Advisory Agreement:

  The Fund has a management contract with Impulsora del Fondo Mexico, S.A. de C.V. (the "Adviser"), a Mexican corporation registered under the U.S. Investment Advisers Act of 1940. The Adviser furnishes investment research and portfolio management services consistent with the Fund's stated investment policies. The Fund pays to the Adviser a monthly fee at the annual rate of 0.85% on the first $200 million of average daily net assets, 0.70% on the excess over $200 million up to $400 million and 0.60% on the excess over $400 million.

  On August 29, 2002, the Adviser paid to the Fund the amount of US $600,000, plus interest. This amount represents a restoration to the Fund of the expenses explained in note 10.

3. Administrative Services Agreement:

  Effective April 1, 1994, the Fund entered into an Administrative Services Agreement with the Adviser, which provides for certain services to be performed by the Adviser, including among other administrative activities, the determination and publication of the net asset value of the Fund, the maintenance of the Fund's books and records in accordance with applicable U.S. and Mexican Laws and assistance in the preparation and filing of annual reports and tax returns. The term of this agreement was renewed by the Board of Directors through August 31, 2003. The annual fee payable to the Adviser by the Fund under this agreement until June 30, 2001 was $350,000. Effective July 1, 2001, the Fund pays to the Adviser a monthly fee at the annual rate of 0.07% of average daily net assets, with a minimum amount of $350,000.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Beginning with the Stock Repurchase Program that commenced on October 10, 2002, the Adviser will receive a fee of $75,000 per every repurchase made by the Fund.

4. Mandate Agreement and Mandatory Party:

  On March 31, 1998, the Fund signed a Mandate Agreement with Bancomer. Under this Agreement, Bancomer acts as the Mandatory Party, performing certain activities related to the custody of the Fund's securities. The annual fee payable to Bancomer under this Agreement is denominated in Mexican pesos, which currently translates to approximately $49,746. Due to the nature of this Agreement, the fees paid to Bancomer are consolidated with the Fund's custodian fees.

5. Purchases and Sales of Investments:

  Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2002 were as follows:

                  Purchases
                  -------------------------------------------
                  Common Stock.................. $270,088,354
                                                 ------------
                     Total Purchases............ $270,088,354
                                                 ============
                  Proceeds from Investments Sold
                  -------------------------------------------
                  Common Stock.................. $699,980,363
                                                 ------------
                     Total Sales................ $699,980,363
                                                 ============

  Included in proceeds from investments sold, is $438,349,498 representing the value of securities disposed of in payment of redemptions in-kind, resulting in realized gains of $109,699,482. Pursuant to a ruling order from the Internal Revenue Service, obtained by the Fund, these gains are not recognized by the Fund for tax purposes. As a result, net realized gains differ for financial statements and tax purposes. These realized gains have been reclassed from undistributed realized gains on investments to additional paid in capital in the accompanying financial statements.

6. Capital Stock:

  At October 31, 2002, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 19,969,057 shares were outstanding.

  The Fund offers a Dividend Reinvestment Plan ("Plan") to its shareholders. Fund shareholders are automatically enrolled as participants in the Plan unless they notify the Fund's transfer agent otherwise.

7. Distributions to Shareholders:

  The tax character of distributions paid during the fiscal year ended October 31, 2002 and October 31, 2001 were as follows:

                                             2002        2001
                                         ------------ ----------
                Distributions paid from:
                 Ordinary income........ $ 17,069,724 $5,901,512
                 Long term capital gains  110,234,999  2,363,322
                                         ------------ ----------
                Total distributions paid $127,304,723 $8,264,834
                                         ============ ==========

  As of October 31, 2002, the components of accumulated earnings (deficit) on a tax basis were as follows:

                   Accumulated capital gains.... $21,337,616
                   Undistributed ordinary income   7,216,590
                   Unrealized appreciation......  24,672,381
                                                 -----------
                   Total accumulated earnings... $53,226,587
                                                 ===========

  At October 31, 2002, the cost of investments for Federal income tax purposes was $282,458,119. Gross unrealized appreciation of investments was $74,259,976 and gross unrealized depreciation of investments was $49,579,318 resulting in net unrealized appreciation on investments of $24,680,658, excluding foreign currency transactions. The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to different book and tax treatment on corporate reorganizations to securities held by the Fund.

8. Stock Repurchase Programs:

  On July 31, 2000, the Board of Directors announced a Stock Repurchase Program pursuant to which the Fund may purchase in the open market up to 5,050,693 shares of its stock at prevailing market prices. The Program started on August 7, 2000 and

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

was completed on May 29, 2001. During fiscal 2000 the Fund repurchased 1,454,800 shares at a cost of $22,737,569, and during fiscal 2001 the Fund repurchased 3,595,893, shares at a cost of $58,001,876. In this manner, the Fund repurchased the authorized 5,050,693 shares at a cost of $80,739,445.

  On March 6 , 2002, the Board of Directors of the Fund announced a policy contemplating "in-kind" repurchase offers at 98% of net asset value for up to 100% of the Fund's outstanding shares.

  The first such offer commenced on May 8, 2002 and expired on June 7, 2002. A total of 25,487,175 shares participated in the offer, equivalent to a total repurchase price of $458,047,473, including $700,000 of expenses related to the offer. These expenses were charged to capital. The Fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains and undistributed net investment income. Accordingly, the Fund reclassified such amounts from undistributed net realized gains and undistributed net investment income to additional paid in capital.

  The second offer commenced on October 10, 2002 and expired on October 31, 2002. The amount paid for redeemed shares was 98% of the Fund's net asset value on November 14, 2002, was paid on November 19, 2002 and was recorded in November for financial statement purposes. A total of 4,037,736 shares participated in the offer equivalent to a total repurchase price of $60,478,026, including $250,000 of expenses related to the offer.

9. Investments:

  As a result of significant losses incurred by Grupo Financiero Scotiabank Inverlat, S.A. de C.V. ("Inverlat"), certain significant shareholders, together with the financial authorities, developed a recapitalization program. On July 23, 1996, after the absorption of accumulated losses through the total reduction of capital stock, shareholders of Inverlat approved a cash contribution by FOBAPROA (Banking Fund for Savings Protection) to cover such losses. As a consequence, all shares outstanding prior to July 23, 1996, were cancelled. The Fund has received an interest in a Recovery Trust set up to manage the recovery assets of Inverlat. Through the trust agreement, the Company may receive shares equal to 9% and up to 36% of their ownership interest. Management has assigned the market value of the Fund's holdings in the Recovery Trust at $0 as of October 31, 2002, due to the uncertainty regarding its ultimate realization.

  According to the Bank Savings Protection Law, which was enacted on January 20, 1999, all assets of FOBAPROA have been transfered to a new entity called IPAB (Bank Savings Protection Institute). This transfer will not modify the market value assigned to the Recovery Trust.

  Certain members of the Board of Directors of the Fund are also members of Boards of Directors of certain companies held in the Fund's portfolio.

10. Reimbursement of Expenses:

  As a result of the Fund's commitment to the stock repurchase program explained in note 8, Laxey Partners Limited ("Laxey") and Advantage Partners, L.P. withdrew proposals that had been presented for consideration at the Fund's annual shareholders meeting. The Fund agreed to reimburse Laxey for its fees and expenses in connection to its proxy solicitation, in the amount of $600,000. Such amount is included in the Statement of Operations as follows:

                 Legal fees........................... $345,000
                 Shareholders' information............  210,000
                 Miscellaneous........................   30,000
                 Printing, distribution and mailing of
                   shareholder reports................   15,000
                                                       --------
                                                       $600,000
                                                       ========

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Report of Independent Accountants
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of The Mexico Fund, Inc.

  In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Mexico Fund, Inc. (the "Fund") at October 31, 2002, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements for the year ended October 31, 2001, including the financial highlights for each of the four years in the period then ended, were audited by other independent accountants who have ceased operations. Those independent accountants expressed an unqualified opinion on those financial statements in their report dated November 16, 2001.

                                                     PRICEWATERHOUSECOOPERS LLP

New York, New York
December 4, 2002

--------------------------------------------------------------------------------

                          TAX INFORMATION (Unaudited)

  In order to meet certain requirements of the Internal Revenue Code, we are advising you that the Fund designated $166,847,026 as long term capital gain distributions made during the fiscal year ended October 31, 2002, subject to the maximum tax rate 20%. Of this amount, $110,234,999 was attributable to gains from the fiscal year ended October 31, 2001.